UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2021
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THE WESTERN UNION COMPANY

(Exact name of registrant as specified in its charter)
____________________

Delaware	001-32903	20-4531180
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7001 East Belleview Avenue	80237
Denver, CO
(Address of principal executive offices)	(Zip Code)

(866) 405-5012
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Name of each exchange on which
Title of each class	Trading Symbol(s)	registered
Common Stock, $0.01 Par Value	WU	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 9, 2021, The Western Union Company (the “Company”) completed the offering and sale of $600,000,000 aggregate principal amount of its 1.350% Notes due 2026 (the “2026 Notes”) and $300,000,000 aggregate principal amount of its 2.750% Notes due 2031 (the “2031 Notes” together with the 2026 Notes, the “Notes”) pursuant to an Underwriting Agreement, dated February 23, 2021 (the “Underwriting Agreement”), entered into by the Company with BofA Securities, Inc., Barclays Capital Inc., Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as Representatives of the several Underwriters named therein, with respect to the offering and sale of the Notes by the Company. The Notes were issued under the Company’s Registration Statement on Form S-3 (Registration No. 333-234014), and pursuant to the Indenture, dated as of November 17, 2006, between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the Supplemental Indenture dated as of September 6, 2007 and the Second Supplemental Indenture dated as of May 3, 2019 between the Company and the Trustee. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The form of the 2026 Notes and the form of the 2031 Notes are filed as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

In connection with the issuance of the Notes, Sidley Austin LLP provided the Company with the legal opinion attached to this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit
Number	Description of Exhibit
1.1	Underwriting Agreement, dated as of February 23, 2021, by and among the Company, BofA Securities, Inc., Barclays Capital Inc., Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as Representatives of the several Underwriters named therein, relating to the Notes.
4.1	Form of 1.350% Notes due 2026.
4.2	Form of 2.750% Notes due 2031.
5.1	Opinion of Sidley Austin LLP relating to the Notes.
23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1 hereto).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WESTERN UNION COMPANY

Dated: March 9, 2021	By:	/s/ Darren A. Dragovich
	Name:	Darren A. Dragovich
	Title:	Vice President and Assistant Secretary